UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04764

BNY Mellon Opportunistic Municipal Securities Fund
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	04/30
Date of reporting period:	04/30/2021

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Opportunistic Municipal Securities Fund

ANNUAL REPORT April 30, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from May 1, 2020 through April 30, 2021, as provided by Daniel Rabasco and Jeffrey Burger, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended April 30, 2021, BNY Mellon Opportunistic Municipal Securities Fund’s Class A shares produced a total return of 10.27%, Class C shares returned 9.39%, Class I shares returned 10.53%, Class Y shares returned 10.54% and Class Z shares returned 10.32%.1 In comparison, the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”), the fund’s benchmark index, achieved a total return of 7.75% for the same period.2

Municipal bonds performed well during the reporting period, supported by fiscal and monetary support programs and an improving economy. The fund outperformed the Index, largely due to favorable security selection.

The Fund’s Investment Approach

The fund seeks to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in municipal bonds that provide income exempt from federal income tax. Typically, the fund invests substantially all of its assets in such municipal bonds. The fund invests at least 70% of its assets in municipal bonds rated, at the time of purchase, investment grade (i.e., Baa/BBB or higher) or the unrated equivalent as determined by BNY Mellon Investment Adviser, Inc. For additional yield, the fund may invest up to 30% of its assets in municipal bonds rated below investment grade (“high yield” or “junk” bonds) or the unrated equivalent as determined by BNY Mellon Investment Advisor, Inc. The dollar-weighted, average maturity of the fund’s portfolio normally exceeds 10 years, but the fund may invest without regard to maturity or duration.

The portfolio managers focus on identifying undervalued sectors and securities and minimize the use of interest-rate forecasting. The portfolio managers select municipal bonds for the fund’s portfolio by using fundamental credit analysis to estimate the relative value and attractiveness of various sectors and securities, and to exploit pricing inefficiencies in the municipal bond market, and by actively trading among various sectors, such as pre-refunded, general obligation and revenue, based on their apparent relative values. The fund seeks to invest in several of these sectors.

Policy Support and Economic Recovery Aid Market

The municipal bond market continued to recover from unprecedented volatility that occurred earlier in 2020, when the COVID-19 virus spread, and government shutdowns caused the economy to slow dramatically. In response to the pandemic, the Federal Reserve made two emergency interest-rate cuts in March 2020 and launched a $500 billion Municipal Liquidity Facility (MLF) to purchase short-term municipal securities. This, combined with the $2 trillion Coronavirus Aid, Relief, and Economic Security (CARES) Act, dramatically changed investor sentiment, which helped the municipal bond market to bounce back relatively quickly.

While new issuance dried up during the height of the crisis in the first quarter of 2020, it rebounded along with bond prices, as issuers sought to take advantage of record-low funding costs. Much of the new issuance was in taxable bonds, as low yields have made taxable issuance attractive to issuers. New issuance also increased because state and local governments sought to avoid the uncertainty associated with the election. The flood of new issues produced a somewhat negative effect on performance, as it created a glut of supply. While lower-risk bonds outperformed during the height of the crisis, lower-quality bonds rebounded strongly once monetary and fiscal policy measures were put in place.

Approval of multiple COVID-19 vaccines and passage of a federal stimulus package later in the reporting period contributed further to demand. Although the stimulus package did not include direct relief for states and municipalities, the market took a favorable view of funding for hospitals and mass transit, among other segments, as well as for consumers and small businesses.

The results of the November 2020 election also provided support. A Democrat-controlled Congress made federal relief for state and local governments more likely. It also made income tax hikes more likely, adding to the appeal of tax-exempt municipal securities. The prospect of an increase in the corporate tax rate made municipal bonds more appealing to institutional buyers as well, and relatively high interest rates also attracted foreign investors.

Investors were also encouraged by the fiscal health of municipal issuers, which turned out to be much stronger than expected. Tax revenues remained robust because real estate and income tax collections failed to decline as much as predicted. Progressive tax regimes proved advantageous because higher-earning, white-collar workers were largely unaffected by the pandemic. In addition, federal support to households, school systems, the transportation system and other segments bolstered the economy and prevented sales taxes from declining as much as originally feared.

Revenue bonds generally outperformed general obligation bonds late in the period as hard-hit market segments such as transportation and hospitals recovered when investors became more confident that the end of the pandemic was likely. Yield spreads of municipal bonds over Treasury bonds compressed late in the reporting period. This was due to both a rise in long-term Treasury yields and to a decline in long-term municipal bond yields.

Demand for municipal bonds has benefited from strong fundamentals due in part to a $350 billion relief package from the federal government. As a result, inflows to municipal bond mutual funds in 2021 have been the strongest on record.

Security Selection Boosted Fund Results

Performance versus the Index was enhanced primarily by favorable security selection. The fund’s overweight position in revenue bonds contributed positively to returns, but security selection, especially in the education, transportation and health care sectors, was particularly beneficial. In education, positions in charter schools contributed positively, while in transportation, the fund’s holding of New York Metropolitan Transportation Authority bonds performed well. The fund also benefited from a position in a New Jersey appropriation bond. The fund’s slightly long duration versus the Index and an overweight position in 20- to 30-year bonds also contributed positively, as rates came down during the reporting period.

On a less positive note, certain security selections contributed negatively to returns. The fund’s position in the special tax sector hindered performance somewhat. In this sector, credits of convention centers and civic centers, in particular, detracted from returns. There were no derivatives used during the reporting period.

Tailwinds Should Benefit the Market

Given several tailwinds supporting municipal bonds, we remain positive on the market. Issuers generally are flush with cash as a result of fiscal support from the federal government and stronger-than-expected tax revenues. In addition, the economy continues to open up, and

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

vaccinations are proceeding quickly. Democrat control of Congress could also be more supportive of the municipal market as the coming year could see an increase in environmental and infrastructure spending at the federal level, which could be a boon.

On the demand side, a federal hike in tax rates for higher-income households could lead to higher demand for municipal bonds. As for supply, it remains manageable, given that states are already in healthy fiscal condition and are awaiting possible federal spending programs before assessing their need to issue new debt.

Inflation has become somewhat of a concern, and rising long-term rates could result in some market volatility. But the tax-exempt nature of municipal bonds should still make them attractive to investors seeking to shelter income.

May 17, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I shares, Class Y shares and Class Z shares are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are taxable.

2 Source: Lipper Inc. — The Bloomberg Barclays U.S. Municipal Bond Index covers the U.S. dollar-denominated, long-term, tax-exempt bond market. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

The amount of public information available about municipal bonds is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, and state and local economic and business developments, may adversely affect the yield and/or value of the fund’s investments in municipal bonds. Other factors include the general conditions of the municipal bond market, the size of the particular offering, the maturity of the obligation and the rating of the issue. Changes in economic, business or political conditions relating to a particular municipal project, municipality or state in which the fund invests may have an impact on the fund’s share price.

References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be and should not be interpreted as recommendations.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

High yield bonds involve increased credit and liquidity risk than higher-rated bonds and are considered speculative in terms of the issuer’s ability to pay interest and repay principal on a timely basis.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, Class I shares and Class Z shares of BNY Mellon Opportunistic Municipal Securities Fund with a hypothetical investment of $10,000 in the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 8/31/16 (the inception date for Class I shares), not reflecting the applicable sales load for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares, Class I shares and Class Z shares of BNY Mellon Opportunistic Municipal Securities Fund on 4/30/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on Class A shares, Class C shares, Class I shares and Class Z shares. The Index, unlike the fund, covers the U.S. dollar-denominated long-term tax-exempt bond market. These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Opportunistic Municipal Securities Fund with a hypothetical investment of $1,000,000 in the Bloomberg Barclays U.S. Municipal Bond Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 8/31/16 (the inception date for Class Y shares), not reflecting the applicable sales load for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Opportunistic Municipal Securities Fund on 4/30/11 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index, unlike the fund, covers the U.S. dollar-denominated long-term tax-exempt bond market. These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 4/30/2021
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.5%)	11/26/86	5.34%	2.44%	4.13%
without sales charge	11/26/86	10.27%	3.38%	4.61%
Class C shares
with applicable redemption charge †	7/13/95	8.39%	2.59%	3.81%
without redemption	7/13/95	9.39%	2.59%	3.81%
Class I shares	8/31/16	10.53%	3.62%††	4.72%††
Class Y shares	8/31/16	10.54%	3.54%††	4.69%††
Class Z shares	10/14/04	10.32%	3.44%	4.66%
Bloomberg Barclays U.S. Municipal Bond Index		7.75%	3.51%	4.44%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class I shares and Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 8/31/16 (the inception date for Class I shares and Class Y shares), not reflecting the applicable sales load for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Opportunistic Municipal Securities Fund from November 1, 2020 to April 30, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2021

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$3.63	$7.60	$2.37	$2.58	$3.38
Ending value (after expenses)	$1,035.30	$1,031.10	$1,035.80	$1,036.50	$1,035.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2021

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$3.61	$7.55	$2.36	$2.56	$3.36
Ending value (after expenses)	$1,021.22	$1,017.31	$1,022.46	$1,022.27	$1,021.47
†

Expenses are equal to the fund’s annualized expense ratio of .72% for Class A, 1.51% for Class C, .47% for Class I, .51% for Class Y and .67% for Class Z, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
April 30, 2021

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - .3%
Collateralized Municipal-Backed Securities - .3%
Arizona Industrial Development Authority, Revenue Bonds, Ser. 2019-2 (cost $1,123,212)	3.63	5/20/2033	1,023,344		1,175,019

Long-Term Municipal Investments - 97.2%
Alabama - 5.0%
Birmingham-Jefferson Civic Center Authority, Special Tax Bonds, Ser. B	5.00	7/1/2043	2,500,000		2,984,582
Black Belt Energy Gas District, Revenue Bonds (Project No. 4) Ser. A1	4.00	12/1/2025	1,250,000		1,428,089
Black Belt Energy Gas District, Revenue Bonds, Ser. B1, 1 Month LIBOR x.67 +.90%	0.98	12/1/2023	1,405,000	[a]	1,418,617
Jefferson County, Revenue Bonds, Refunding	5.00	9/15/2032	1,000,000		1,224,470
Jefferson County, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	6.60	10/1/2042	7,835,000	[b]	8,015,994
The Lower Alabama Gas District, Revenue Bonds (Gas Project)	4.00	12/1/2025	1,750,000		2,003,252
The Southeast Alabama Gas Supply District, Revenue Bonds (Project No. 2) Ser. A	4.00	6/1/2024	2,240,000		2,466,829
University of Alabama at Birmingham, Revenue Bonds, Ser. B	4.00	10/1/2035	2,000,000		2,366,964
				21,908,797
Arizona - 2.3%
Glendale Industrial Development Authority, Revenue Bonds, Refunding (Sun Health Services Obligated Group) Ser. A	5.00	11/15/2054	1,500,000		1,736,496
La Paz County Industrial Development Authority, Revenue Bonds (Harmony Public Schools) Ser. A	5.00	2/15/2046	2,000,000	[c]	2,229,524
Maricopa County Industrial Development Authority, Revenue Bonds (Banner Health Obligated Group) Ser. A	5.00	1/1/2041	1,175,000		1,424,653

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.2% (continued)
Arizona - 2.3% (continued)
Maricopa County Industrial Development Authority, Revenue Bonds (Benjamin Franklin Charter School Obligated Group)	6.00	7/1/2038	2,750,000	[c]	3,313,158
The Phoenix Industrial Development Authority, Revenue Bonds, Refunding (BASIS Schools Projects) Ser. A	5.00	7/1/2046	1,000,000	[c]	1,087,395
				9,791,226
California - 3.5%
California, GO	5.00	11/1/2031	1,000,000		1,348,397
California, GO	5.00	10/1/2030	2,500,000		3,229,530
California County Tobacco Securitization Agency, Revenue Bonds, Refunding, Ser. A	4.00	6/1/2040	400,000		476,211
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Sutter Health Obligated Group) Ser. B	5.00	11/15/2046	1,480,000		1,776,452
California Health Facilities Financing Authority, Revenue Bonds, Refunding (Sutter Health Obligated Group) Ser. B	5.00	11/15/2026	1,020,000	[d]	1,266,916
California Housing Finance, Revenue Bonds, Ser. 2021-1	3.50	11/20/2035	1,498,237		1,743,660
Sacramento North Natomas Community Facilities District No. 4, Special Tax Bonds, Refunding, Ser. E	5.00	9/1/2030	1,500,000		1,640,405
San Francisco Airport City & County, Revenue Bonds, Refunding, Ser. E	5.00	5/1/2050	1,500,000		1,829,583
San Francisco City & County Airport Commission, Revenue Bonds, Refunding (San Francisco International Airport) Ser. B	5.00	5/1/2041	1,500,000		1,757,714
				15,068,868
Colorado - 5.1%
Colorado Educational & Cultural Facilities Authority, Revenue Bonds (Johnson & Wales University) Ser. A	5.00	4/1/2031	1,360,000		1,459,324
Colorado Health Facilities Authority, Revenue Bonds (Children's Hospital Obligated Group) Ser. A	5.00	12/1/2041	2,500,000		2,892,421
Colorado Health Facilities Authority, Revenue Bonds (Covenant Retirement Communities Obligated Group)	5.00	12/1/2043	2,000,000		2,308,835

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 97.2% (continued)
Colorado - 5.1% (continued)
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Adventist Health System Obligated Group)	5.00	11/19/2026	2,500,000	3,083,054
Colorado Health Facilities Authority, Revenue Bonds, Refunding (CommonSpirit Health Obligated Group) Ser. A	5.00	8/1/2044	1,250,000	1,540,490
Colorado Health Facilities Authority, Revenue Bonds, Refunding (Sisters of Charity of Leavenworth Health System Obligated Group) Ser. A	4.00	1/1/2036	2,000,000	2,385,932
Denver City & County Airport System, Revenue Bonds, Refunding, Ser. A	5.00	12/1/2048	3,000,000	3,651,278
Denver City & County Airport System, Revenue Bonds, Ser. A	5.50	11/15/2027	3,065,000	3,445,684
Regional Transportation District, Revenue Bonds, Refunding (Denver Transit Partners) Ser. A	5.00	1/15/2031	950,000	1,250,383
				22,017,401
Connecticut - .8%
Connecticut, GO, Ser. A	5.00	10/15/2025	3,000,000	3,342,583
District of Columbia - 1.3%
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding	5.00	10/1/2035	1,500,000	1,819,255
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. A	5.00	10/1/2035	1,000,000	1,184,951
Metropolitan Washington Airports Authority, Revenue Bonds, Refunding, Ser. B	4.00	10/1/2049	2,500,000	2,851,619
				5,855,825
Florida - 4.0%
Broward County Airport System, Revenue Bonds	5.00	10/1/2037	1,560,000	1,883,307
Escambia County, Revenue Bonds	5.00	10/1/2046	2,000,000	2,426,212
Florida Municipal Power Agency, Revenue Bonds, Ser. A	3.00	10/1/2032	1,000,000	1,102,168
Greater Orlando Aviation Authority, Revenue Bonds, Ser. A	4.00	10/1/2044	1,500,000	1,718,494
Jacksonville, Revenue Bonds, Refunding (Brooks Rehabilitation Project)	4.00	11/1/2045	1,500,000	1,691,124

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 97.2% (continued)
Florida - 4.0% (continued)
JEA Electric System, Revenue Bonds, Refunding, Ser. 3A	4.00	10/1/2038	1,850,000	2,193,425
JEA Water & Sewer System, Revenue Bonds, Refunding, Ser. A	4.00	10/1/2040	800,000	954,296
Miami Beach Redevelopment Agency, Tax Allocation Bonds, Refunding	5.00	2/1/2033	1,000,000	1,118,943
Miami Beach Stormwater, Revenue Bonds, Refunding	5.00	9/1/2047	2,500,000	2,638,712
Palm Beach County Health Facilities Authority, Revenue Bonds, Refunding (Baptist Health South Florida Obligated Group)	4.00	8/15/2049	1,250,000	1,435,805
				17,162,486
Georgia - 2.4%
Georgia Municipal Electric Authority, Revenue Bonds (Plant Vogtle Unis 3&4 Project)	5.00	1/1/2037	1,100,000	1,344,778
Georgia Municipal Electric Authority, Revenue Bonds, Refunding (Project No. 1) Ser. A	5.00	1/1/2028	2,500,000	3,009,577
Main Street Natural Gas, Revenue Bonds, Ser. C	4.00	9/1/2026	3,750,000	4,349,778
Private Colleges & Universities Authority, Revenue Bonds, Refunding (Emory University) Ser. A	5.00	10/1/2043	1,700,000	1,876,394
				10,580,527
Hawaii - .4%
Honolulu City & County, GO, Ser. C	4.00	7/1/2040	1,375,000	1,648,221
Illinois - 13.6%
Chicago Board of Education, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2033	1,000,000	1,227,930
Chicago Board of Education, GO, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. C	5.00	12/1/2030	1,500,000	1,872,395
Chicago Board of Education, Revenue Bonds	5.00	4/1/2042	1,000,000	1,170,950
Chicago II Wastewater Transmission, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2033	2,490,000	2,774,216
Chicago II Waterworks, Revenue Bonds (2nd Lien Project)	5.00	11/1/2025	1,925,000	2,221,069

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.2% (continued)
Illinois - 13.6% (continued)
Chicago O'Hare International Airport, Revenue Bonds (Customer Facility Charge)	5.75	1/1/2043	3,750,000		4,051,636
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2048	1,500,000		1,806,863
Chicago O'Hare International Airport, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2034	2,100,000		2,399,322
Chicago Park District, GO, Refunding, Ser. C	5.00	1/1/2027	2,030,000		2,235,926
Cook County II, GO, Refunding, Ser. A	5.00	11/15/2025	2,000,000		2,386,643
Cook County II, Revenue Bonds, Refunding	5.00	11/15/2035	2,500,000		3,120,140
Cook County II, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2030	1,650,000		2,192,933
Greater Chicago Metropolitan Water Reclamation District, GO (Green Bond) Ser. A	5.00	12/1/2044	2,000,000		2,290,869
Illinois, Revenue Bonds (Insured; Build America Mutual) Ser. A	5.00	6/15/2030	2,000,000		2,442,420
Illinois Finance Authority, Revenue Bonds (Advocate Health Care Network Obligated Group)	5.00	6/1/2027	270,000		296,704
Illinois Finance Authority, Revenue Bonds (Advocate Health Care Network Obligated Group)	5.00	6/1/2023	1,730,000	[d]	1,903,004
Illinois Finance Authority, Revenue Bonds, Refunding (OSF Healthcare System Obligated Group) Ser. A	5.00	11/15/2045	1,000,000		1,155,518
Illinois Finance Authority, Revenue Bonds, Refunding (Rush University Medical Center Obligated Group) Ser. A	5.00	11/15/2033	3,000,000		3,443,933
Illinois Finance Authority, Revenue Bonds, Refunding (The University of Chicago) Ser. A	4.00	4/1/2050	3,000,000		3,517,008
Illinois Finance Authority, Revenue Bonds, Refunding, Ser. A	6.00	7/1/2043	2,500,000		2,717,228
Illinois Housing Development Authority, Revenue Bonds (Social Bonds) (Insured; GNMA/FNMA/FHLMC) Ser. A	3.00	4/1/2051	2,125,000		2,330,472
Illinois Municipal Electric Agency, Revenue Bonds, Refunding, Ser. A	5.00	2/1/2032	1,500,000		1,767,079

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 97.2% (continued)
Illinois - 13.6% (continued)
Northern Illinois University, Revenue Bonds, Refunding (Insured; Build America Mutual) Ser. B	4.00	4/1/2040	1,475,000	1,706,157
Railsplitter Tobacco Settlement Authority, Revenue Bonds	5.00	6/1/2026	2,320,000	2,787,886
Regional Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	6.00	6/1/2025	1,000,000	1,163,071
Sales Tax Securitization Corp., Revenue Bonds, Refunding, Ser. A	4.00	1/1/2039	2,350,000	2,723,949
Sales Tax Securitization Corp., Revenue Bonds, Refunding, Ser. A	4.00	1/1/2038	1,000,000	1,162,164
				58,867,485
Indiana - 1.3%
Indiana Finance Authority, Revenue Bonds, Refunding (Community Health Network Obligated Group) Ser. A	5.00	5/1/2023	4,000,000	[d] 4,388,192
Indiana Finance Authority, Revenue Bonds, Refunding (Marquette)	5.00	3/1/2022	1,400,000	[d] 1,455,601
				5,843,793
Iowa - 1.7%
Iowa Finance Authority, Revenue Bonds, Refunding (Iowa Fertilizer Co. Project)	5.25	12/1/2025	1,000,000	1,096,227
Iowa Finance Authority, Revenue Bonds, Refunding (Iowa Fertilizer Co. Project) Ser. B	5.25	12/1/2037	1,765,000	1,951,438
Iowa Tobacco Settlement Authority, Revenue Bonds, Refunding, Ser. B1	4.00	6/1/2049	1,500,000	1,722,316
PEFA, Revenue Bonds (PEFA Gas Project)	5.00	9/1/2026	2,000,000	2,423,194
				7,193,175
Kansas - .2%
Kansas Development Finance Authority, Revenue Bonds (Village Shalom Project) Ser. B	4.00	11/15/2025	825,000	839,365
Kentucky - 1.8%
Kentucky Economic Development Finance Authority, Revenue Bonds, Refunding (Louisville Arena Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	12/1/2045	2,000,000	2,438,360

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 97.2% (continued)
Kentucky - 1.8% (continued)
Kentucky Public Energy Authority, Revenue Bonds (Gas Supply) Ser. B	4.00	1/1/2025	4,000,000	4,461,957
Kentucky Public Energy Authority, Revenue Bonds, Ser. A	4.00	4/1/2024	1,010,000	1,107,699
				8,008,016
Louisiana - 2.3%
Louisiana Public Facilities Authority, Revenue Bonds (Franciscan Missionaries of Our Lady Health System Obligated Group) Ser. A	5.00	7/1/2047	1,500,000	1,760,527
New Orleans Aviation Board, Revenue Bonds (Parking Facilities Corp.) (Insured; Assured Guaranty Municipal Corp.)	5.00	10/1/2048	1,250,000	1,512,236
New Orleans Aviation Board, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.)	5.00	1/1/2036	1,135,000	1,386,299
New Orleans Aviation Board, Revenue Bonds, Ser. B	5.00	1/1/2040	2,175,000	2,471,565
St. John the Baptist Parish, Revenue Bonds, Refunding (Marathon Oil Corp.)	2.20	7/1/2026	1,000,000	1,038,656
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.25	5/15/2035	1,500,000	1,625,288
				9,794,571
Maine - .5%
Maine Health & Higher Educational Facilities Authority, Revenue Bonds (Maine General Medical Center Obligated Group)	7.50	7/1/2021	2,000,000	[d] 2,023,389
Massachusetts - 1.4%
Massachusetts Development Finance Agency, Revenue Bonds, Refunding (Suffolk University)	5.00	7/1/2027	1,750,000	2,179,028
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2033	1,250,000	1,556,965
Massachusetts Development Finance Agency, Revenue Bonds, Refunding, Ser. A	5.00	7/1/2044	1,000,000	1,209,431
Massachusetts Educational Financing Authority, Revenue Bonds, Refunding, Ser. K	5.25	7/1/2029	885,000	926,407
				5,871,831

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.2% (continued)
Michigan - 5.3%
Great Lakes Water Authority Water Supply System, Revenue Bonds, Ser. B	5.00	7/1/2046	3,000,000		3,556,393
Karegnondi Water Authority, Revenue Bonds, Refunding	5.00	11/1/2041	1,000,000		1,225,398
Lansing Board of Water & Light, Revenue Bonds, Ser. B	2.00	7/1/2026	2,500,000		2,661,413
Michigan Finance Authority, Revenue Bonds, Refunding (Great Lakes Water Authority) (Insured; Assured Guaranty Municipal Corp.) Ser. C3	5.00	7/1/2031	2,500,000		2,847,934
Michigan Finance Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. D1	5.00	7/1/2037	2,000,000		2,266,213
Michigan Housing Development Authority, Revenue Bonds, Ser. A	3.50	12/1/2050	1,985,000		2,200,015
Michigan Strategic Fund, Revenue Bonds (I-75 Improvement Project)	5.00	6/30/2033	3,900,000		4,848,193
Pontiac School District, GO	4.00	5/1/2050	2,000,000		2,349,243
Wayne County Airport Authority, Revenue Bonds, Ser. D	5.00	12/1/2045	1,000,000		1,171,769
				23,126,571
Missouri - 1.7%
Kansas City Industrial Development Authority, Revenue Bonds, Ser. A	5.00	3/1/2044	1,250,000		1,524,168
Kansas City Industrial Development Authority, Revenue Bonds, Ser. B	5.00	3/1/2054	3,060,000		3,724,452
The Missouri Health & Educational Facilities Authority, Revenue Bonds, Refunding (CoxHealth Obligated Group) Ser. A	5.00	11/15/2029	2,000,000		2,324,397
				7,573,017
Multi-State - .3%
Federal Home Loan Mortgage Corp. Multifamily Variable Rate Certificates, Revenue Bonds, Ser. M048	3.15	1/15/2036	1,200,000	[c]	1,325,419
Nebraska - .5%
Public Power Generation Agency, Revenue Bonds, Refunding	5.00	1/1/2037	2,000,000		2,397,128
Nevada - .4%
Clark County, GO (Flood Control)	5.00	11/1/2023	520,000	[d]	583,115

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 97.2% (continued)
Nevada - .4% (continued)
Reno, Revenue Bonds, Refunding (Reno Transportation Rail Access Project)	5.00	6/1/2048	1,070,000	1,210,186
				1,793,301
New Jersey - 4.7%
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. NN	5.00	3/1/2028	1,000,000	1,081,423
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. WW	5.25	6/15/2029	1,000,000	1,167,392
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. WW	5.25	6/15/2031	2,100,000	2,435,456
New Jersey Economic Development Authority, Revenue Bonds, Refunding, Ser. XX	5.25	6/15/2027	1,000,000	1,178,409
New Jersey Educational Facilities Authority, Revenue Bonds, Refunding (Stockton University) Ser. A	5.00	7/1/2041	1,000,000	1,155,427
New Jersey Health Care Facilities Financing Authority, Revenue Bonds (Inspira Health Obligated Group)	5.00	7/1/2037	1,600,000	1,936,920
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Ser. BB	5.00	6/15/2044	2,000,000	2,428,360
New Jersey Turnpike Authority, Revenue Bonds, Refunding, Ser. D	5.00	1/1/2028	1,000,000	1,217,990
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2046	3,880,000	4,602,103
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.00	6/1/2036	2,000,000	2,446,141
Tobacco Settlement Financing Corp., Revenue Bonds, Refunding, Ser. A	5.25	6/1/2046	620,000	750,035
				20,399,656
New York - 7.5%
Metropolitan Transportation Authority, Revenue Bonds (Green Bond) Ser. C1	5.00	11/15/2050	3,000,000	3,676,010
New York City, GO, Refunding, Ser. A1	5.00	8/1/2031	2,000,000	2,644,766
New York City, GO, Ser. C	4.00	8/1/2040	2,000,000	2,357,039
New York City, GO, Ser. D1	4.00	3/1/2050	2,250,000	2,591,192
New York City, GO, Ser. F1	4.00	3/1/2047	200,000	234,056

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.2% (continued)
New York - 7.5% (continued)
New York City Health & Hospitals Corp., Revenue Bonds, Refunding, Ser. A	5.00	2/15/2028	1,000,000		1,265,466
New York City Industrial Development Agency, Revenue Bonds, Refunding (Queens Baseball Stadium Project) (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	1/1/2026	1,000,000		1,202,564
New York Liberty Development Corp., Revenue Bonds, Refunding (Goldman Sachs Headquarters)	5.25	10/1/2035	1,000,000		1,426,176
New York Liberty Development Corp., Revenue Bonds, Refunding (World Trade Center Project)	5.00	11/15/2044	2,500,000	[c]	2,736,516
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	5.00	3/15/2035	3,000,000		3,501,416
New York State Dormitory Authority, Revenue Bonds, Refunding, Ser. A	5.25	3/15/2037	2,000,000		2,566,700
New York State Mortgage Agency, Revenue Bonds, Refunding, Ser. 232	5.00	4/1/2026	1,180,000		1,417,231
New York State Thruway Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Municipal Corp.) Ser. B	4.00	1/1/2050	1,335,000		1,536,517
New York Transportation Development Corp., Revenue Bonds (LaGuardia Airport Terminal B Redevelopment Project) Ser. A	5.25	1/1/2050	2,500,000		2,829,887
Triborough Bridge & Tunnel Authority, Revenue Bonds, Refunding, Ser. C2	5.00	11/15/2042	1,500,000		1,837,555
TSASC, Revenue Bonds, Refunding, Ser. B	5.00	6/1/2045	815,000		892,094
				32,715,185
North Carolina - .3%
North Carolina Medical Care Commission, Revenue Bonds (Twin Lakes Community) Ser. A	5.00	1/1/2038	1,000,000		1,135,501
Ohio - 2.7%
Allen County Hospital Facilities, Revenue Bonds, Refunding, Ser. A	5.00	5/1/2022	4,500,000	[d]	4,718,499

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Long-Term Municipal Investments - 97.2% (continued)
Ohio - 2.7% (continued)
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Refunding, Ser. A2	4.00	6/1/2048	3,500,000		3,957,226
Cuyahoga County, Revenue Bonds, Refunding (The MetroHealth System)	5.25	2/15/2047	1,000,000		1,165,590
Ohio, Revenue Bonds, Refunding (Lease Appropriations-Adult Correctional Building Fund Projects) Ser. A	5.00	10/1/2037	1,430,000		1,752,740
				11,594,055
Pennsylvania - 8.0%
Allegheny County Hospital Development Authority, Revenue Bonds, Refunding (UPMC Obligated Group) Ser. A	4.00	7/15/2035	1,250,000		1,482,250
Allentown School District, GO, Refunding (Insured; Build America Mutual) Ser. B	5.00	2/1/2030	1,000,000		1,289,266
Commonwealth Financing Authority, Revenue Bonds	5.00	6/1/2030	2,000,000		2,491,901
Delaware Valley Regional Finance Authority, Revenue Bonds, Ser. C, 1 Month MUNIPSA +.53%	0.59	9/1/2023	3,000,000	[a]	2,997,377
Geisinger Authority, Revenue Bonds, Refunding (Geisinger Health System Obligated Group)	5.00	2/15/2027	1,350,000		1,660,739
Luzerne County Industrial Development Authority, Revenue Bonds, Refunding (Pennsylvania-American Water Co.)	2.45	12/3/2029	1,750,000		1,894,186
Montgomery County Industrial Development Authority, Revenue Bonds, Refunding (ACTS Retirement-Life Communities Obligated Group)	5.00	11/15/2036	3,500,000		4,081,040
Pennsylvania Turnpike Commission, Revenue Bonds, Refunding, Ser. B	5.00	12/1/2022	700,000	[d]	753,387
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. A1	5.00	12/1/2036	3,250,000		3,917,998
Pennsylvania Turnpike Commission, Revenue Bonds, Ser. B	5.25	12/1/2048	4,000,000		5,021,983
Philadelphia Redevelopment Authority, Revenue Bonds, Refunding, Ser. B	5.00	4/15/2024	1,500,000		1,671,733
Philadelphia Water & Wastewater, Revenue Bonds, Refunding	5.00	10/1/2033	1,865,000		2,491,043

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 97.2% (continued)
Pennsylvania - 8.0% (continued)
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2038	1,000,000	1,238,138
The Philadelphia School District, GO (Insured; State Aid Withholding) Ser. A	5.00	9/1/2044	3,000,000	3,664,275
				34,655,316
Rhode Island - .5%
Providence Public Building Authority, Revenue Bonds (Insured; Assured Guaranty Municipal Corp.) Ser. A	5.00	9/15/2037	1,695,000	2,073,941
South Carolina - 1.3%
South Carolina Public Service Authority, Revenue Bonds, Refunding (Santee Cooper Project) Ser. B	5.13	12/1/2043	5,000,000	5,567,059
Tennessee - 1.1%
Metropolitan Government of Nashville & Davidson County, GO, Refunding, Ser. C	4.00	1/1/2032	1,000,000	1,263,081
Tennergy Corp., Revenue Bonds, Ser. A	4.00	9/1/2028	2,000,000	2,373,525
Tennessee Energy Acquisition Corp., Revenue Bonds	4.00	11/1/2025	1,000,000	1,139,264
				4,775,870
Texas - 9.0%
Austin Water & Wastewater System, Revenue Bonds, Refunding, Ser. A	5.00	11/15/2043	3,305,000	3,604,406
Clifton Higher Education Finance Corp., Revenue Bonds, Refunding (IDEA Public Schools) (Insured; Permanent School Fund Guarantee Program)	5.00	8/15/2031	3,825,000	4,364,956
Clifton Higher Education Finance Corp., Revenue Bonds, Ser. D	5.75	8/15/2033	4,500,000	5,233,037
Collin County Community College District, GO, Ser. A	4.00	8/15/2034	1,000,000	1,219,395
Corpus Christi Utility System, Revenue Bonds, Refunding, Ser. A	4.00	7/15/2035	1,000,000	1,221,232
Denton Independent School District, GO, Refunding	5.00	8/15/2029	1,000,000	1,206,007
Garland Electric Utility System, Revenue Bonds, Refunding	5.00	3/1/2044	1,500,000	1,844,888
Love Field Airport Modernization Corp., Revenue Bonds	5.00	11/1/2034	3,500,000	4,085,404

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 97.2% (continued)
Texas - 9.0% (continued)
Love Field Airport Modernization Corp., Revenue Bonds (Southwest Airlines Co. Project)	5.00	11/1/2022	2,000,000	2,136,998
Lower Colorado River Authority, Revenue Bonds, Refunding	5.00	5/15/2039	3,000,000	3,257,742
Lower Colorado River Authority, Revenue Bonds, Refunding (LCRA Transmission Services Corp.) Ser. A	4.00	5/15/2049	1,000,000	1,119,007
Lubbock Electric Light & Power System, Revenue Bonds	5.00	4/15/2048	2,475,000	2,963,633
Mission Economic Development Corp., Revenue Bonds, Refunding (Natgasoline Project)	4.63	10/1/2031	1,000,000	[c] 1,061,272
North Texas Tollway Authority, Revenue Bonds, Refunding	5.00	1/1/2048	1,000,000	1,196,842
North Texas Tollway Authority, Revenue Bonds, Refunding, Ser. A	5.00	1/1/2039	4,000,000	4,700,491
				39,215,310
U.S. Related - .4%
Puerto Rico Highway & Transportation Authority, Revenue Bonds, Refunding (Insured; Assured Guaranty Corp.) Ser. L	5.25	7/1/2041	1,400,000	1,740,647
Utah - .8%
Salt Lake City Airport, Revenue Bonds, Ser. A	5.00	7/1/2034	3,000,000	3,622,380
Virginia - 2.4%
Virginia Public Building Authority, Revenue Bonds, Ser. A	4.00	8/1/2039	2,500,000	3,040,351
Virginia Public Building Authority, Revenue Bonds, Ser. A2	4.00	8/1/2035	3,000,000	3,752,604
Virginia Small Business Financing Authority, Revenue Bonds (95 Express Lanes)	5.00	7/1/2034	1,700,000	1,748,028
Winchester Economic Development Authority, Revenue Bonds, Refunding (Valley Health System Obligated Group)	5.00	1/1/2035	1,560,000	1,811,810
				10,352,793
Washington - 1.4%
Port of Seattle, Revenue Bonds	5.00	4/1/2029	2,380,000	3,050,039
Washington Convention Center Public Facilities District, Revenue Bonds	5.00	7/1/2058	2,450,000	2,880,525
				5,930,564

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Long-Term Municipal Investments - 97.2% (continued)
West Virginia - .8%
West Virginia University, Revenue Bonds (West Virginia University Projects) Ser. B	5.00	10/1/2021	3,500,000	[d] 3,570,287
Wisconsin - .5%
Public Finance Authority, Revenue Bonds, Refunding (Renown Regional Medical Center) Ser. A	5.00	6/1/2040	2,000,000	2,335,496
Total Long-Term Municipal Investments (cost $390,520,438)			421,717,055
Total Investments (cost $391,643,650)			97.5%	422,892,074
Cash and Receivables (Net)			2.5%	10,828,629
Net Assets			100.0%	433,720,703

a Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

b Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2021, these securities were valued at $11,753,284 or 2.71% of net assets.

d These securities are prerefunded; the date shown represents the prerefunded date. Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.

Portfolio Summary (Unaudited) †	Value (%)
General	18.8
Medical	9.8
Airport	9.5
Education	7.6
Transportation	7.5
Water	7.0
General Obligation	5.9
Power	5.4
Tobacco Settlement	5.0
Prerefunded	4.8
Development	3.5
School District	3.0
Nursing Homes	2.3
Utilities	2.2
Facilities	1.5
Single Family Housing	1.4
Special Tax	1.1
Multifamily Housing	1.0
Student Loan	.2
97.5

† Based on net assets.

See notes to financial statements.

Summary of Abbreviations (Unaudited)

ABAG	Association of Bay Area Governments	AGC	ACE Guaranty Corporation
AGIC	Asset Guaranty Insurance Company	AMBAC	American Municipal Bond Assurance Corporation
BAN	Bond Anticipation Notes	CIFG	CDC Ixis Financial Guaranty
COP	Certificate of Participation	CP	Commercial Paper
DRIVERS	Derivative Inverse Tax-Exempt Receipts	FGIC	Financial Guaranty Insurance Company
FHA	Federal Housing Administration	FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corporation	FNMA	Federal National Mortgage Association
GAN	Grant Anticipation Notes	GIC	Guaranteed Investment Contract
GNMA	Government National Mortgage Association	GO	General Obligation
IDC	Industrial Development Corporation	LIBOR	London Interbank Offered Rate
LOC	Letter of Credit	LR	Lease Revenue
NAN	Note Anticipation Notes	MFHR	Multi-Family Housing Revenue
MFMR	Multi-Family Mortgage Revenue	MUNIPSA	Securities Industry and Financial Markets Association Municipal Swap Index Yield
OBFR	Overnight Bank Funding Rate	PILOT	Payment in Lieu of Taxes
PRIME	Prime Lending Rate	PUTTERS	Puttable Tax-Exempt Receipts
RAC	Revenue Anticipation Certificates	RAN	Revenue Anticipation Notes
RIB	Residual Interest Bonds	SFHR	Single Family Housing Revenue
SFMR	Single Family Mortgage Revenue	SOFR	Secured Overnight Financing Rate
TAN	Tax Anticipation Notes	TRAN	Tax and Revenue Anticipation Notes
U.S. T-Bill	U.S. Treasury Bill Money Market Yield	XLCA	XL Capital Assurance

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
April 30, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments	391,643,650	422,892,074
Cash		7,352,705
Interest receivable		5,192,257
Receivable for shares of Beneficial Interest subscribed		1,301,315
Prepaid expenses		51,277
		436,789,628
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		215,844
Payable for investment securities purchased		2,380,680
Payable for shares of Beneficial Interest redeemed		388,044
Trustees’ fees and expenses payable		2,235
Other accrued expenses		82,122
		3,068,925
Net Assets ($)		433,720,703
Composition of Net Assets ($):
Paid-in capital		400,130,797
Total distributable earnings (loss)		33,589,906
Net Assets ($)		433,720,703

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	185,392,846	5,929,733	72,900,043	42,626	169,455,455
Shares Outstanding	13,686,467	436,707	5,380,119	3,146.83	12,509,172
Net Asset Value Per Share ($)	13.55	13.58	13.55	13.55	13.55

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended April 30, 2021

Investment Income ($):
Interest Income	13,048,626
Expenses:
Management fee—Note 3(a)	1,430,822
Shareholder servicing costs—Note 3(c)	958,401
Professional fees	112,153
Registration fees	94,713
Distribution fees—Note 3(b)	39,749
Trustees’ fees and expenses—Note 3(d)	30,453
Prospectus and shareholders’ reports	20,526
Chief Compliance Officer fees—Note 3(c)	15,021
Loan commitment fees—Note 2	14,761
Custodian fees—Note 3(c)	8,049
Miscellaneous	33,231
Total Expenses	2,757,879
Less—reduction in fees due to earnings credits—Note 3(c)	(7,932)
Net Expenses	2,749,947
Investment Income—Net	10,298,679
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,928,467
Net change in unrealized appreciation (depreciation) on investments	26,392,071
Net Realized and Unrealized Gain (Loss) on Investments	28,320,538
Net Increase in Net Assets Resulting from Operations	38,619,217

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30,
	2021	2020
Operations ($):
Investment income—net	10,298,679	10,248,281
Net realized gain (loss) on investments	1,928,467	472,055
Net change in unrealized appreciation (depreciation) on investments	26,392,071	(10,340,450)
Net Increase (Decrease) in Net Assets Resulting from Operations	38,619,217	379,886
Distributions ($):
Distributions to shareholders:
Class A	(4,478,894)	(4,106,973)
Class C	(99,631)	(108,667)
Class I	(1,859,216)	(1,111,376)
Class Y	(1,228)	(1,245)
Class Z	(4,652,737)	(4,913,056)
Total Distributions	(11,091,706)	(10,241,317)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	38,534,072	16,133,068
Class C	1,915,870	761,938
Class I	43,422,911	49,488,576
Class Z	2,221,931	2,679,670
Distributions reinvested:
Class A	3,869,865	3,410,039
Class C	92,536	89,303
Class I	1,824,200	1,102,404
Class Z	3,802,585	3,975,029
Cost of shares redeemed:
Class A	(13,655,409)	(17,200,444)
Class C	(1,429,075)	(1,564,879)
Class I	(31,557,263)	(19,780,879)
Class Z	(12,563,754)	(14,001,432)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	36,478,469	25,092,393
Total Increase (Decrease) in Net Assets	64,005,980	15,230,962
Net Assets ($):
Beginning of Period	369,714,723	354,483,761
End of Period	433,720,703	369,714,723

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended April 30,
	2021	2020
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	2,882,629	1,221,313
Shares issued for distributions reinvested	289,050	258,488
Shares redeemed	(1,025,223)	(1,302,789)
Net Increase (Decrease) in Shares Outstanding	2,146,456	177,012
Class Ca
Shares sold	142,807	58,104
Shares issued for distributions reinvested	6,895	6,753
Shares redeemed	(106,679)	(118,535)
Net Increase (Decrease) in Shares Outstanding	43,023	(53,678)
Class Ib
Shares sold	3,251,168	3,763,200
Shares issued for distributions reinvested	136,312	83,641
Shares redeemed	(2,365,450)	(1,539,802)
Net Increase (Decrease) in Shares Outstanding	1,022,030	2,307,039
Class Z
Shares sold	166,626	202,835
Shares issued for distributions reinvested	284,182	301,251
Shares redeemed	(939,805)	(1,063,696)
Net Increase (Decrease) in Shares Outstanding	(488,997)	(559,610)

[a]

During the period ended April 30, 2021, 763 Class C shares representing $10,092 were automatically converted for 765 Class A shares and during the period ended April 30, 2020, 454 Class C shares representing $6,007 were automatically converted for 456 Class A shares.

[b]	During the period ended April 30, 2021, 2,080 Class A shares representing $27,606 were exchanged for 2,080 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended April 30,
Class A Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	12.62	12.93	12.60	12.76	13.24
Investment Operations:
Investment income—net[a]	.33	.36	.37	.38	.39
Net realized and unrealized gain (loss) on investments	.96	(.31)	.34	(.16)	(.48)
Total from Investment Operations	1.29	.05	.71	.22	(.09)
Distributions:
Dividends from investment income—net	(.33)	(.36)	(.37)	(.38)	(.39)
Dividends from net realized gain on investments	(.03)	−	(.01)	−	−
Total Distributions	(.36)	(.36)	(.38)	(.38)	(.39)
Net asset value, end of period	13.55	12.62	12.93	12.60	12.76
Total Return (%)[b]	10.27	.32	5.70	1.72	(.70)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.72	.73	.86	.93	.94
Ratio of net expenses to average net assets	.72	.73	.86	.93	.94
Ratio of net investment income to average net assets	2.47	2.75	2.94	2.97	2.99
Portfolio Turnover Rate	9.40	21.90	27.39	26.94	20.93
Net Assets, end of period ($ x 1,000)	185,393	145,636	146,875	151,312	165,492

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class C Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	12.65	12.96	12.63	12.79	13.27
Investment Operations:
Investment income—net[a]	.23	.26	.27	.28	.29
Net realized and unrealized gain (loss) on investments	.96	(.31)	.34	(.16)	(.48)
Total from Investment Operations	1.19	(.05)	.61	.12	(.19)
Distributions:
Dividends from investment income—net	(.23)	(.26)	(.27)	(.28)	(.29)
Dividends from net realized gain on investments	(.03)	−	(.01)	−	−
Total Distributions	(.26)	(.26)	(.28)	(.28)	(.29)
Net asset value, end of period	13.58	12.65	12.96	12.63	12.79
Total Return (%)[b]	9.39	(.46)	4.87	.94	(1.45)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.51	1.51	1.65	1.70	1.71
Ratio of net expenses to average net assets	1.51	1.51	1.65	1.70	1.71
Ratio of net investment income to average net assets	1.68	1.97	2.15	2.20	2.23
Portfolio Turnover Rate	9.40	21.90	27.39	26.94	20.93
Net Assets, end of period ($ x 1,000)	5,930	4,980	5,796	5,798	9,736

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended April 30,
Class I Shares	2021	2020	2019	2018	2017[a]
Per Share Data ($):
Net asset value, beginning of period	12.62	12.93	12.61	12.77	13.39
Investment Operations:
Investment income—net[b]	.36	.39	.40	.40	.24
Net realized and unrealized gain (loss) on investments	.96	(.30)	.33	(.15)	(.58)
Total from Investment Operations	1.32	.09	.73	.25	(.34)
Distributions:
Dividends from investment income—net	(.36)	(.40)	(.40)	(.41)	(.28)
Dividends from net realized gain on investments	(.03)	−	(.01)	−	−
Total Distributions	(.39)	(.40)	(.41)	(.41)	(.28)
Net asset value, end of period	13.55	12.62	12.93	12.61	12.77
Total Return (%)	10.53	.57	5.88	1.96	(2.56)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.49	.48	.62	.70	.75[d]
Ratio of net expenses to average net assets	.49	.48	.62	.70	.75[d]
Ratio of net investment income to average net assets	2.71	2.97	3.17	3.19	3.35[d]
Portfolio Turnover Rate	9.40	21.90	27.39	26.94	20.93
Net Assets, end of period ($ x 1,000)	72,900	55,013	26,521	13,751	5,393

a From August 31, 2016 (commencement of initial offering) to April 30, 2017.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended April 30,
Class Y Shares	2021	2020	2019	2018	2017[a]
Per Share Data ($):
Net asset value, beginning of period	12.62	12.93	12.61	12.77	13.39
Investment Operations:
Investment income—net[b]	.36	.40	.42	.41	.25
Net realized and unrealized gain (loss) on investments	.96	(.31)	.31	(.17)	(.63)
Total from Investment Operations	1.32	.09	.73	.24	(.38)
Distributions:
Dividends from investment income—net	(.36)	(.40)	(.40)	(.40)	(.24)
Dividends from net realized gain on investments	(.03)	−	(.01)	−	−
Total Distributions	(.39)	(.40)	(.41)	(.40)	(.24)
Net asset value, end of period	13.55	12.62	12.93	12.61	12.77
Total Return (%)	10.54	.57	5.85	1.93	(2.87)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.49	.47	.62	.70	.86[d]
Ratio of net expenses to average net assets	.49	.47	.62	.70	.86[d]
Ratio of net investment income to average net assets	2.72	3.00	3.22	3.17	2.90[d]
Portfolio Turnover Rate	9.40	21.90	27.39	26.94	20.93
Net Assets, end of period ($ x 1,000)	43	40	41	9	10

a From August 31, 2016 (commencement of initial offering) to April 30, 2017.

b Based on average shares outstanding.

c Not annualized.

d Annualized.

See notes to financial statements.

	Year Ended April 30,
Class Z Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	12.62	12.93	12.60	12.76	13.24
Investment Operations:
Investment income—net[a]	.34	.37	.38	.39	.40
Net realized and unrealized gain (loss) on investments	.96	(.31)	.34	(.16)	(.49)
Total from Investment Operations	1.30	.06	.72	.23	(.09)
Distributions:
Dividends from investment income—net	(.34)	(.37)	(.38)	(.39)	(.39)
Dividends from net realized gain on investments	(.03)	−	(.01)	−	−
Total Distributions	(.37)	(.37)	(.39)	(.39)	(.39)
Net asset value, end of period	13.55	12.62	12.93	12.60	12.76
Total Return (%)	10.32	.37	5.75	1.79	(.65)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.67	.67	.81	.87	.89
Ratio of net expenses to average net assets	.67	.67	.81	.87	.89
Ratio of net investment income to average net assets	2.52	2.81	2.99	3.03	3.05
Portfolio Turnover Rate	9.40	21.90	27.39	26.94	20.93
Net Assets, end of period ($ x 1,000)	169,455	164,045	175,252	180,942	199,730

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Opportunistic Municipal Securities Fund (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-ended management investment company. The fund’s investment objective is to seek to maximize current income exempt from federal income tax to the extent consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

On February 10, 2021, BNY Mellon Investment Management announced its intention to realign several of its investment firms. As a result of this realignment, which is scheduled to occur, subject to regulatory requirements, in the third quarter of 2021 (the “Effective Date”), portfolio managers responsible for managing the fund’s investments who are employees of Mellon Investments Corporation (“Mellon”) in a dual employment arrangement with the Adviser, will become employees of Insight North America LLC (“INA”), which, like Mellon, is an affiliate of the Adviser, and will no longer be employees of Mellon. Consequently, effective as of the Effective Date and subject to the approval of the fund’s Board of Trustees (the “Board”), the Adviser will engage INA to serve as the fund’s sub-adviser, pursuant to a sub-investment advisory agreement between the Adviser and INA. As the fund’s sub-adviser, INA will provide the day-to-day management of the fund’s investments, subject to the Adviser’s supervision and approval. It is currently anticipated that the fund’s portfolio managers who are responsible for the day-to-day management of the fund’s investments will continue to manage the fund’s investments as of the Effective Date. It is also currently anticipated that there will be no material changes to the fund’s investment objective, strategies or policies, no reduction in the nature or level of services provided to the fund, and no increase in the management fee payable by the fund as a result of the engagement of INA as the fund’s sub-adviser. The Adviser (and not the fund) will pay INA for its sub-advisory services.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class Y and Class Z. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2021, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of outstanding shares of Class Y shares of the fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

NOTES TO FINANCIAL STATEMENTS (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Debt investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of the following: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All of the preceding securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general oversight of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Collateralized Municipal-Backed Securities	-	1,175,019	-	1,175,019
Municipal Securities	-	421,717,055	-	421,717,055

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when issued or delayed delivery basis may be settled a month or more after the trade date.

(c) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming

NOTES TO FINANCIAL STATEMENTS (continued)

increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax-exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended April 30, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed tax-exempt income $697,513, undistributed capital gains $1,928,851 and unrealized appreciation $30,963,542.

The tax character of distributions paid to shareholders during the fiscal periods ended April 30, 2021 and April 30, 2020 were as follows: tax–exempt income $10,267,375 and $10,241,317, ordinary income $20,855 and $0 and long-term capital gains $803,476 and $0, respectively.

During the period ended April 30, 2021, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization adjustments, the fund increased total distributable earnings (loss) by $695,163 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

(f) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic 848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), a subsidiary of BNY Mellon and an affiliate of the Adviser, each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount

NOTES TO FINANCIAL STATEMENTS (continued)

equal to $747 million and Tranche B available in an amount equal to $180 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2021, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .35% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended April 30, 2021, the Distributor retained $1,512 from commissions earned on sales of the fund’s Class A shares and $967 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended April 30, 2021, Class C shares were charged $39,749 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets and Class Z shares reimburse the Distributor at an annual rate of .20% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2021, Class A, Class C and Class Z shares were charged $419,875, $13,250 and $342,021, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as shareholder servicing costs and includes custody net earnings credits, if any, as an expense offset in the in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2021, the fund was charged $81,965 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2021, the fund was charged $8,049 pursuant to the custody agreement. These fees were partially offset by earnings credits of $7,932.

The fund compensates The Bank of New York Mellon under a shareholder redemption draft processing agreement for providing certain services related to the fund’s check writing privilege. During the period ended April 30, 2021, the fund was charged $4,218 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended April 30, 2021, the fund was charged $15,021 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $123,662, Distribution Plan fees of $3,557, Shareholder Services Plan fees of $66,771, custodian fees of $2,612, Chief Compliance Officer fees of $5,242 and transfer agency fees of $14,000.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period

NOTES TO FINANCIAL STATEMENTS (continued)

ended April 30, 2021, amounted to $71,725,537 and $37,675,063, respectively.

At April 30, 2021, the cost of investments for federal income tax purposes was $391,928,532; accordingly, accumulated net unrealized appreciation on investments was $30,963,542, consisting of $31,467,485 gross unrealized appreciation and $503,943 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of BNY Mellon Opportunistic Municipal Securities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Opportunistic Municipal Securities Fund (the “Fund”), including the statement of investments, as of April 30, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at April 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
June 24, 2021

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund hereby reports all the dividends paid from investment income-net during the fiscal year ended April 30, 2021 as “exempt-interest dividends” (not generally subject to regular federal income tax). Where required by federal tax law rules, shareholders will receive notification of their portion of the Fund’s taxable ordinary dividends (if any), capital gains distributions (if any) and tax-exempt dividends paid for the 2021 calendar year on Form 1099-DIV which will be mailed in early 2022. The fund also hereby reports $.0266 per share as a long-term capital gain distribution paid on December 23, 2020.

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)
Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 106

———————

Francine J. Bovich (69)
Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 63

———————

Peggy C. Davis (78)
Board Member (1990)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 38

———————

Nathan Leventhal (78)
Board Member (1989)

Principal Occupation During Past 5 Years:

• President Emeritus of Lincoln Center for the Performing Arts (2001-Present)

• President of the Palm Beach Opera (2016-Present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, markets and distributes watches, Director (2003-2020)

No. of Portfolios for which Board Member Serves: 42

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Robin A. Melvin (57)
Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, Westover School, a private girls’ boarding school in Middlebury, Connecticut (2019-Present)

• Co-chairman, Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois (2014–2020); Board member, Mentor Illinois (2013-2020)

No. of Portfolios for which Board Member Serves: 85

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

Clifford L. Alexander, Jr., Emeritus Board Member
Diane Dunst, Emeritus Board Member
Ernest Kafka, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021, Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; He is an officer of 61 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020, Director-BNY Mellon Fund Administration, and an officer of 62 investment companies (comprised of 137 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Adviser and Associate General Counsel and Managing Director of BNY Mellon. He is an officer of 62 investment companies (comprised of 137 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 49 years old and has been an employee of the Adviser since June 2015.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 62 investment companies (comprised of 137 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 62 investment companies (comprised of 137 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 30 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 62 investment companies (comprised of 137 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 62 investment companies (comprised of 137 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 62 investment companies (comprised of 137 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

PETER M. SULLIVAN, Vice President and Assistant Secretary since March 2019.

Senior Managing Counsel of BNY Mellon since December 2020; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 62 investment companies (comprised of 137 portfolios) managed by the the Adviser or an affiliate of the the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Managing Counsel of BNY Mellon since December 2019; Counsel of BNY Mellon from May 2016 to December 2019; Assistant Secretary of the Adviser since 2018; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 to May 2016. She is an officer of 62 investment companies (comprised of 137 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 35 years old and has been an employee of the Adviser since May 2016.

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 62 investment companies (comprised of 137 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 52 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 62 investment companies (comprised of 137 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 62 investment companies (comprised of 137 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Adviser, the BNY Mellon Family of Funds and BNY Mellon Funds Trust (61 investment companies, comprised of 129 portfolios). He is 63 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 55 investment companies (comprised of 130 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Opportunistic Municipal Securities Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: PTEBX Class C: DMBCX Class I: DMBVX Class Y: DMBYX Class Z: DMBZX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0022AR0421

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $37,494 in 2020 and $35,494 in 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $9,615 in 2020 and $18,889 in 2021. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,177 in 2020 and $5,369 in 2021. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,188 in 2020 and $1,288 in 2021. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2020 and $0 in 2021.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $807,171 in 2020 and $2,335,215 in 2021.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Opportunistic Municipal Securities Fund

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: June 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: June 22, 2021

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: June 22, 2021

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)